Exhibit 99.2
EXECUTION COPY
     EIGHTH SUPPLEMENTAL INDENTURE (this “Eighth Supplemental Indenture”) dated as of February 23, 2009, among TIME WARNER COMPANIES, INC. (formerly known as Time Warner Inc.), a Delaware corporation (the “Company”), TIME WARNER INC. (formerly known as AOL Time Warner Inc.), a Delaware corporation (“TWX”), AOL LLC (formerly known as America Online, Inc.), a Delaware limited liability company (“AOL”), HISTORIC TW INC. (formerly known as TW Inc.), a Delaware corporation (“HTW”), TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (“TBS”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York) (successor as trustee to The Chase Manhattan Bank (formerly known as Chemical Bank)), a New York banking corporation, as trustee (the “Trustee”).
W I T N E S S E T H
     WHEREAS the Company has executed and delivered to the Trustee an Indenture (the “Original Indenture”), dated as of January 15, 1993, as amended from time to time, by way of the First Supplemental Indenture, dated as of June 15, 1993, between the Company and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of October 10, 1996, among the Company, HTW and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of December 31, 1996, among the Company, HTW and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of December 17, 1997, among the Company, HTW, TBS and the Trustee (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of January 12, 1998, among the Company, HTW, TBS and the Trustee (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of March 17, 1998, among the Company, HTW, TBS and the Trustee (the “Sixth Supplemental Indenture”) and the Seventh Supplemental Indenture, dated as of January 11, 2001, among the Company, HTW, TWX, AOL, TBS and the Trustee (the “Seventh Supplemental Indenture”) (the Original Indenture, as so amended, is herein called the “Indenture”), providing for the issuance and sale by the Company from time to time of its senior debt securities (the “Securities”, which term shall include any Securities issued under the Indenture after the date hereof);
     WHEREAS, pursuant to a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”), the Company will merge with and into HTW (the “Merger”), with HTW being the surviving corporation;
     WHEREAS HTW has, by way of the Second Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “HTW Guarantee”) and, by way of the Third Supplemental Indenture, extended to the Holders of Securities certain rights and privileges in connection with the HTW Guarantee;
     WHEREAS TBS has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture

(the “TBS Guarantee”) and has extended to the Holders of Securities certain rights and privileges in connection with the TBS Guarantee;
     WHEREAS AOL has, by way of the Seventh Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of HTW under the HTW Guarantee (the “AOL Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the AOL Guarantee;
     WHEREAS TWX has, by way of the Seventh Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of (a) AOL under the AOL Guarantee and (b) HTW under the HTW Guarantee (including in each case obligations to the Trustee) (the “TWX Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the TWX Guarantee;
     WHEREAS Section 801(1) of the Indenture provides that in the case of a merger, the corporation into which the Company is merged shall expressly assume by supplemental indenture the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed;
     WHEREAS, pursuant to Section 802 of the Indenture, upon completion of the Merger and the execution and delivery of this Supplemental Indenture, HTW shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture as if HTW had been named as the Company in the Indenture, and the Company shall be discharged from all liability under the Indenture and in respect of any Securities;
     WHEREAS Section 901(1) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of evidencing the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company contained in the Indenture and in the Securities;
     WHEREAS Section 901(5) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;
     WHEREAS, by operation of Section 802 of the Indenture, the TBS Guarantee of the obligations of the Company shall become a guarantee of the obligations of HTW, as the successor to the Company;
     WHEREAS AOL desires to affirm that the AOL Guarantee shall constitute a guarantee of the obligations of HTW, as the successor corporation to the Company, in respect of the Securities;

     WHEREAS TWX desires to affirm that the TWX Guarantee shall constitute a guarantee of the obligations of HTW, as the successor corporation to the Company, in respect of the Securities; and
     WHEREAS the Company, HTW, TWX, AOL and TBS have requested that the Trustee execute and deliver this Eighth Supplemental Indenture and all requirements necessary to make this Eighth Supplemental Indenture a valid instrument in accordance with its terms, to make the assumption of the obligations of the Company under the Indenture a valid act of HTW and the execution and delivery of this Eighth Supplemental Indenture have been duly authorized in all respects.
     NOW, THEREFORE, the Company, HTW, TWX, AOL, TBS and the Trustee hereby agree that the following Sections of this Eighth Supplemental Indenture supplement the Indenture with respect to Securities issued thereunder:
     SECTION 1. Definitions. “Effective Time” shall mean the time when the Merger shall become effective, which shall be when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later time as shall be specified by the Company and HTW in the Certificate of Merger. All other capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.
     SECTION 2. Assumption by HTW. As of the Effective Time, HTW, as the surviving entity of the Merger with the Company, hereby assumes the due and punctual payment of the principal of (and premium, if any) and interest on the Securities and the performance of every covenant of the Indenture (as supplemented from time to time) on the part of the Company to be performed or observed. As of the Effective Time, HTW is hereby substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if HTW had been named as the Company in the Indenture.
     SECTION 3. The AOL Guarantee. AOL hereby affirms that, as of the Effective Time and as a result of the Merger, the succession of HTW to the Company and the guarantee by AOL of the obligations of HTW under the HTW Guarantee, AOL unconditionally and irrevocably guarantees to each holder of the Securities and to the Trustee and its assigns, the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Securities and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities, and will extend to the holders of the Securities certain rights and privileges in connection therewith. AOL hereby affirms that all other terms and conditions of the AOL Guarantee shall remain in full force and effect.
     SECTION 4. The TWX Guarantee. TWX hereby affirms that, as of the Effective Time and as a result of the Merger and the succession of HTW to the Company and the guarantee by TWX of the obligations of HTW under the HTW Guarantee, TWX unconditionally and irrevocably guarantees to each holder of the Securities and to the Trustee and its assigns, the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Securities and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities, and will extend to the holders of the Securities certain rights and privileges in connection therewith. TWX hereby affirms that all other terms and conditions of the TWX Guarantee shall remain in full force and effect.
     SECTION 5. Effectiveness. In the event that the Effective Time shall not occur on or prior to December 31, 2009, this Supplemental Indenture shall not become operative and shall be null and void.
     SECTION 6. This Eighth Supplemental Indenture. This Eighth Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.
     SECTION 7. GOVERNING LAW. THIS EIGHTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 8. Counterparts. This Eighth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     SECTION 9. Headings. The headings of this Eighth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.
     SECTION 10. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, HTW, TWX, AOL and TBS and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture.
     SECTION 11. Separability. In case any one or more of the provisions contained in this Eighth Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Eighth Supplemental Indenture or of the Securities, but this Eighth Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

TIME WARNER COMPANIES, INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

HISTORIC TW INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

TIME WARNER INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

AOL LLC
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Vice President and Assistant Treasurer

[Signature Page to Eighth Supplemental Indenture]

TURNER BROADCASTING SYSTEM, INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Assistant Treasurer

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Timothy Casey
	Name:	Timothy Casey
	Title:	Assistant Treasurer

[Signature Page to Eighth Supplemental Indenture]